Advances for vessels under construction and acquisition of vessels	6 Months Ended
Jun. 30, 2017
Advances for vessels under construction and acquisition of vessels [Abstract]
Advances for vessels under construction and acquisition of vessels:
6.      Advances for vessels under construction and acquisition of vessels:

	December 31, 2016	June 30, 2017

Pre-delivery yard installments and Fair value adjustment	$32,602	$30,102
Advances for vessels acquisitions (Note 5)	-	1,050
Bareboat capital leases - upfront hire & handling fees	25,272	10,460
Capitalized interest and finance costs	4,966	3,590
Other capitalized costs	1,730	1,270
Total	$64,570	$46,472

As of June 30, 2017, the Company had three Newcastlemax dry bulk carrier vessels on order at SWS in China (one of which is subject to a bareboat charter accounted for as a capital lease). As of June 30, 2017, the total aggregate remaining contracted price for these newbuilding vessels plus agreed additional amounts was $103,492, payable upon delivery. Delivery is expected to be in October 2017 for HN 1342 (tbn Star Eleni) and in January 2018 for HN 1361 (tbn Star Magnanimus) and HN 1343 (tbn Star Leo).
As a result of the renegotiation of prices and delivery dates of certain of the Company's newbuilding vessels, as disclosed in the Company's consolidated financial statements for the year ended December 31, 2016, included in the 2016 Annual Report, the Company as of June 30, 2017 is entitled to receive a refund of $1,604 from the shipyards, which amount is included under “Other current assets.”